Execution Version

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement, dated September 14, 2022 (the “Registration Rights Agreement”), is made and entered into as of May 9, 2023, by and among Amprius Technologies, Inc., a Delaware corporation (the “Company”), Kensington Capital Sponsor IV LLC, a Delaware limited liability company (the “Original Holder”), and Amprius, Inc., a Delaware corporation (the “New Holder”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Registration Rights Agreement.
WHEREAS, the Company and the undersigned parties wish to amend the Registration Rights Agreement to make certain changes thereto effective upon the consummation of that certain Agreement and Plan of Merger and Reorganization, dated as of the date hereof (the “Merger Agreement”), by and among, the Company, the New Holder, Combine Merger Sub, Inc., a Delaware corporation, and Combine Merger Sub, LLC, a Delaware limited liability company (such time, the “Effective Time”);
WHEREAS, Section 6.11 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended by a written instrument referencing the Registration Rights Agreement and signed by (i) the Company, (ii) the Original Holder (provided the Original Holder or its Permitted Transferee(s) holds Registrable Securities at the time of such amendment) and (iii) New Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all New Holders (provided the New Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (together, the “Requisite Threshold”); and

WHEREAS, the undersigned constitute the Requisite Threshold.
NOW THEREFORE, the parties agree as follows:
1.Amendment.
(a)At the Effective Time, the definition of “Registrable Security” and “Registrable Securities” in Section 1.1 of the Registration Rights Agreement shall be hereby amended and restated in its entirety to read as follows:
“Registrable Security”, “Registrable Securities” shall mean (a) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (b) any outstanding share of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing Date (including the shares of Common Stock issued pursuant to the Business Combination Agreement), (c) the shares of Common Stock issued pursuant to the Agreement and Plan of Merger and Reorganization, dated as of May 9, 2023, by and among the Company, Amprius, Inc., a Delaware corporation, Combine Merger Sub, Inc., a Delaware corporation, and Combine Merger Sub, LLC, a Delaware limited liability company, and (d) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee, and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities, together with all other Registrable Securities held by any Holder, represent less than 5% of the total outstanding Common Stock of the Company; or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
(b)At the Effective Time, Section 2.2.2(ii) of the Registration Rights Agreement shall be hereby amended and restated in its entirety to read as follows:

If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting persons or entities and the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the respective number of Common stock or other equity securities that each such other requesting person or entity has requested be included in such Underwritten Registration and the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration, as applicable, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.
2.Miscellaneous.
(a)Continuing Agreement. Except as specifically amended hereby, all of the terms of the Registration Rights Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.
(b)Miscellaneous. The provisions of Section 6.1 (Notices), Section 6.3 (Entire Agreement), Section 6.5 (Governing Law), Section 6.6 (Waiver of Jury Trial) and Section 6.8 (Counterparts) of the Registration Rights Agreement shall apply to this Amendment mutatis mutandis.

(Next Page is Signature Page)

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

COMPANY:

AMPRIUS TECHNOLOGIES, INC.

By:	/s/ Kang Sun
Name:	Kang Sun
Title:	Chief Executive Officer

ORIGINAL HOLDER:

KENSINGTON CAPITAL SPONSOR IV LLC

By:	/s/ Justin Mirro
Name:	Justin Mirro
Title:	Managing Member

NEW HOLDER:

AMPRIUS, INC.

By:	/s/ William Deihl
Name:	William Deihl
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT]